LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MAY 13, 2015

TO THE SUMMARY PROSPECTUSES, PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED DECEMBER 29, 2014, OF

WESTERN ASSET INSTITUTIONAL AMT FREE MUNICIPAL MONEY MARKET FUND

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset Institutional Tax Free Reserves (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. Your fund and the Acquiring Fund are both money market funds with substantially similar investment objectives and investment strategies. After the reorganization, the fund would be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The fund will be closed to purchases and incoming exchanges approximately two days prior to the closing of the reorganization, which is currently scheduled to occur on or about July 24, 2015. Shareholders may otherwise continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s Prospectus until the reorganization.

Fund shareholders are not required to vote with respect to the reorganization, but the reorganization is subject to the satisfaction of certain conditions. Fund shareholders will be sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the fund and the Acquiring Fund and about the terms and conditions of the reorganization.

Please retain this supplement for future reference.

WASX117703